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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                       -----------------------

                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

                 -----------------------------------


                  Date of Report (Date of earliest
                   event reported): July 25, 2003



                    THE ST. PAUL COMPANIES, INC.
         --------------------------------------------------
        (Exact name of Registrant as specified in its charter)


         Minnesota            001-10898           41-0518860
    ------------------- ---------------------- -----------------
        (State of         (Commission File      (I.R.S. Employer
      Incorporation)          Number)          Identification No.)



        385 Washington St., St. Paul, MN              55102
        --------------------------------            ---------
    (Address of principal executive offices)       (Zip Code)


                           (651) 310-7911
                    -----------------------------
                   (Registrant's telephone number,
                        including area code)




                                 N/A
     ----------------------------------------------------------
        (Former name or former address, if changed since last
                               report)

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Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

     The St. Paul Companies, Inc. on July 25, 2003 issued a press release announcing the estimated impact of a surety exposure on its consolidated financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.


  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE ST. PAUL COMPANIES, INC.

                              By  Bruce A. Backberg
                                  -----------------
                                  Bruce A. Backberg
                                  Senior Vice President


Date: July 28, 2003


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                        EXHIBIT INDEX
                     -------------------


Exhibit No.         Description
-----------         -----------


   99.1  Press Release of The St. Paul Companies, Inc.
          dated July 25, 2003.